UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2026

XMAX Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-36259	90-0746568
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

6565 E. Washington Blvd., Commerce, CA 90040

(Address of Principal Executive Office) (Zip Code)

(323) 888-9999

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	XMAX	The Nasdaq Stock Market LLC

Item 8.01 Other Events.

On October 31, 2026, the Board of Directors (the “Board”) of XMax Inc. (the “Company”) approved a share repurchase program (the “Repurchase Program”) under which the Company may repurchase up to $30,000,000 in aggregate purchase price of its outstanding common stock, par value $0.001 per share (the “Common Stock”). On November 2, 2026, the Board amended the Repurchase Program by unanimous written consent to revise the conditions to its commencement, as described below.

Under the Repurchase Program, the Company may repurchase shares of Common Stock only at prices below $5.50 per share. The Repurchase Program will begin on the Commencement Date (as defined below) and will expire three months after the Commencement Date. The “Commencement Date” will be a date after (i) the Company has publicly released its financial results for the fiscal quarter ended September 30, 2026 by press release (“Earnings Release”), (ii) the Company has publicly disclosed any material nonpublic information, and (iii) the Company has engaged a broker-dealer for the Repurchase Program. No repurchases will be made under the Repurchase Program before the Commencement Date.

Repurchases under the Repurchase Program are expected to be made from time to time through open-market purchases, which may include purchases under a trading plan intended to satisfy Rule 10b5-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and are intended to be made in accordance with Rule 10b-18 under the Exchange Act and other applicable legal requirements. The timing, manner, price (subject to the price limit) and amount of any repurchases will be determined by management based on market conditions, the trading price of the Common Stock, the Company’s liquidity and capital requirements, legal requirements and other factors. The Company intends to fund repurchases from its existing cash and cash equivalents. The Repurchase Program does not obligate the Company to repurchase any particular number of shares or dollar amount of Common Stock.

On November 3, 2026, the Company issued a press release announcing the Repurchase Program. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act, including statements regarding the Repurchase Program, the expected timing of the Commencement Date and of the Earnings Release, and the manner, timing, amount and funding of any repurchases. These statements are based on current expectations and are subject to risks and uncertainties that could cause actual results to differ materially, including changes in the trading price of the Common Stock, market conditions, the Company’s financial condition, liquidity and capital requirements, legal and regulatory requirements, and the other risks described in the Company’s filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. The Company undertakes no obligation to update any forward-looking statement, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Title or Description
99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

XMax Inc.

	By:	/s/ Xiaohua Lu
Xiaohua Lu
Chief Executive Officer

Date: November 3, 2026